UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          August 24 , 2004
                                                          ----------------

                                MEDSTRETCH, INC.
               (Exact Name of Registrant as Specified in Charter)



         Nevada                       000-32517             91-1997729
 ---------------------------    ----------------------   -----------------
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
    of Incorporation)                                    Identification No.)


               15760 Ventura Boulevard
                      Suite 1020
                  Encino, California                     91436
        --------------------------------------          --------
       (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number,
including area code                   (866) 868-0461
                                       -------------

              175 Brighton Avenue, Toronto, Ontario, Canada M3H 4E3
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Section 1.  Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

     As of August 2, 2004, Medstretch, Inc. ("Medstretch") entered into an agreement with Pride Business Development Group, a Nevada corporation ("Pride"), and the stockholders of Pride, Ari Markow and Francine Markow (together the "Stockholders"), to acquire Pride by an exchange of all the outstanding capital stock of Pride held by the Stockholders for 8,500,000 shares of common stock of Medstretch. The share exchange and related transactions were completed on August 24, 2004. As a result of this transaction, Pride became a wholly owned subsidiary of Medstretch.

     At the time of consummation of the transaction, Dr. Kim Partridge resigned as the sole officer and director of Medstretch and Mr. Ari Markow and Ms. Francine Markow were appointed as the directors and officers of Medstretch. Mr. Markow and Ms. Markow held the officer and director positions of Pride and will continue to hold these positions after the share exchange.

     Pride is a development stage company, the principal assets of which are certain worldwide excusive license agreements for the use of certain registered tradenames and trademarks in connection with certain products focused on the Homeland Security marketplace. Licensed tradenames and trademarks include Smith & Wesson (TM) , and certain other trademarks and tradenames owned by Smith & Wesson Holding Corporation, in connection with body armor, vehicle armor and automated external defibrillators. Pride also holds a worldwide exclusive license for the use of the tradename of HeartBeat(TM) in connection with automated external defibrillators. Pride has also entered into long-term agreements pertaining to the manufacture and design of its line of body armor and automated external defibrillators. After the share exchange, the management of Pride plans to pursue its business plan of becoming a principal source for the unique, yet ever growing list of equipment and material demanded by the Homeland Security marketplace.

     In connection with the share exchange, pursuant to the acquisition agreement, certain shareholders of Medstretch who held 10,166,000 shares of common stock have returned their shares to the company, and Medstretch has cancelled the shares and returned them to the status of authorized but unissued shares of common stock. As a result of the exchange and the return of outstanding shares of common stock, currently Medstretch has 11,000,000 shares of common stock outstanding. No other shares of capital stock of Medstretch are outstanding.

     Because Pride management assessed the intellectual property of Medstretch associated with the proposed muscular-skeletal products as not relevant to the company's business plans on a continuing basis, and of current little value and requiring substantial sums to further evaluate, develop and pursue a commercial application of it, it was determined by the Pride management that it should be transferred out of the company prior to the closing of the share exchange. As a result of this assessment, the intellectual property was assigned to Dr. Partridge in return for the shares of common stock that she held.

Section 2. Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

     On August 24, 2004, Medstretch completed the acquisition of the capital stock of Pride, and acquired Pride as a wholly owned subsidiary as described in
Section 1, which is incorporated by reference.

Section 3. Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

     As discussed above, Medstretch issued 8,500,000 shares of common stock in an exchange of all the outstanding shares of capital stock of Pride for the purpose of acquiring Pride as a wholly owned subsidiary. The 8,500,000 shares were issued in a transaction exempt from registration under the Securities Act of 1933 on the basis of Section 4(2). The recipients of the shares were the former shareholders of Pride, and each of them represented that they were "accredited investors" and had the ability to evaluate the investment in Medstretch.

Section 5. Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     As a result of the share exchange, and the appointment of Mr. Ari Markow and Ms. Francine Markow as the entire board of directors of Medstretch and as all the officers of Medstretch, there has been a change of control of Medstretch. At the consummation of the share exchange, Dr. Kim Partridge, the former sole director and officer of Medstretch resigned all her positions with the company. In addition, Dr. Partridge transferred shares of common stock to Medstretch, as a result of which, she holds less than five percent of the outstanding shares of common stock. After the consummation of the share exchange and related transaction, Mr. Ari Markow and Ms. Francine Markow own 77% based on 11,000,000 of the outstanding shares of common stock. Mr. Ari Markow is the son of Ms. Francine Markow.

Security Ownership of Certain Beneficial owners and Management

     The following table sets forth the number of shares of common stock beneficially owned as of August 24, 2004, the date on which the share exchange for the acquisition of Pride was consummated by (i) those persons or groups known to beneficially own more than 5% of our common stock, (ii) each director,
(iii) each executive officer, and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares. The business address of Mr. Ari Markow and Ms. Francine Markow is 15760 Ventura Boulevard, Suite 1020, Encino, California 91436.

                                                       Amount and
                                                        Nature of
                                                       Beneficial      Percent
Name and Address of Beneficial Owner                  Ownership(1)    Of Class
------------------------------------                  -----------     ---------
Mr. Ari Markow                                         1,700,000       15.4%
Ms. Francine Markow                                    6,800,000       61.8%

                                                       8,500,000       77.2%

All executive officers and directors as a group
   (two persons)
---------------------

*       Less than 1%.

(1).....Based on 11,000,000 shares outstanding after the issuances for the Pride capital stock and the contribution to capital of Medstretch of 10,166,000 shares of common stock.


Executive Officers, Directors and Key Employees
-----------------------------------------------
Name                      Age      Position
----                      ---      --------
Mr. Ari Markow             34      Director, President and Treasurer

Ms. Francine Markow        54      Chairman of the Board, Vice President
                                   and Secretary

     Ari Markow, age 34, currently serves as the President, Treasurer, and a member of the Board of Directors of Pride Business Development Group. Prior to joining Pride Business Development Group in May of 2003, Mr. Markow served as General Counsel and Vice President to a privately held business consulting firm specializing in assisting small private and public emerging growth companies in managing and realizing their goals with respect to their business operations, growth potential and financing needs. Prior thereto, Mr. Markow practiced securities and corporate law and litigation at two separate Los Angeles, California based law firms where he represented the interests of a variety of private and public companies with respect to SEC compliance issues, mergers, acquisitions, restructuring transactions and general corporate matters. Mr. Markow has been a member of the California State Bar since 1996.


     Francine Markow, age 54, currently serves as Corporate Secretary, Vice President and Chairman of the Board of Directors of Pride Business Development Group. She holds a Bachelor of Arts Degree in Speech Communication from California State University, Northridge. Prior to joining Pride Business Development Group in May of 2003, Mrs. Markow founded and helped build a corporate service company located in Los Angeles, California which acts as a full service filing agent for small public corporations and offers general public relations and consulting services to its corporate clients. She continues to serve as an officer and director of the corporate service company. Since 1993 Mrs. Markow has volunteered her services to the Simon Wiesenthal Center's Museum of Tolerance located in Los Angeles, California, as both a docent and facilitator for their Tools For Tolerance Program, dedicated to diversity training for corporations and educators.


Executive Compensation


     At this time there are no compensation arrangements provided for Mr. Ari Markow or Ms. Francine Markow. After the company obtains the necessary funding to implement its business plan, it is anticipated that the officers will be provided with a compensation plan that is commensurate with the type of business in which Pride is involved and the stage of development Pride has then obtained.


Director Compensation


     Persons  who  are  directors  and  employees   will  not  be   additionally
compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and reimbursement plan.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits

     (a)  Financial Statements of business acquired

     The Company will file the required financial statements within 60 days of the filing of this Form 8-K. (b) Pro Forma Financial Statements

     None required.

     (c)  Exhibits


Exhibit Number           Description
--------------           -----------
10.1                     Share Exchange Agreement dated as of August 2, 2004

10.2 Intellectual Property Assignment to Dr. Partridge dated as of August 2, 2004

99.1                     Press release of the Company dated August 25, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 25, 2004                     MEDSTRETCH, INC.
                                                            -
                                            (Registrant)



                                            /s/ Ari Markow
                                            --------------
                                            Ari Markow
                                            President

                                  EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------
10.1               Share Exchange Agreement dated as of August 2, 2004 (filed herewith)

10.2 Intellectual Property Assignment to Dr. Partridge dated as of August 2, 2004 (filed herewith)

99.1 Press release of the Company dated August 25, 2004 (filed herewith)